YieldMax® Short TSLA Option Income Strategy ETF Trading Symbol: CRSH Listed on NYSE Arca, Inc. Summary Prospectus February 27, 2026 www.yieldmaxetfs.com

Before you invest, you may want to review the YieldMax® Short TSLA Option Income Strategy ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated February 27, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.yieldmaxetfs.com. You can also get this information at no cost by calling at (866) 864-3968 or by sending an e-mail request to info@yieldmaxetfs.com.

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the share price of the common stock of Tesla, Inc. (“TSLA” or “Underlying Security”), subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expense (includes interest and tax expense)	0.05%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(2)	1.05%

(1)	The Fund’s adviser will pay all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 4%  of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect inverse exposure to the share price (i.e., the price returns) of the Underlying Security, which is generally subject to participation in a portion of potential investment gains. If the share price of the Underlying Security significantly decreases, the Fund will not fully benefit from the inverse of those decreases. The Fund will employ its investment strategy as it relates to the Underlying Security regardless of whether there are periods of strong market, economic, or other conditions and will not take temporary defensive positions during such periods.

As further described below, the Fund uses either a synthetic covered put strategy or synthetic covered put spread strategy to seek to generate options premiums and provide indirect inverse exposure to the share price returns of the Underlying Security, subject to participation in a portion of potential investment gains as a result of the nature of the options strategy it employs. That is, the Fund not only seeks to generate options premiums but also aims to derive additional gains when the share price of the Underlying Security decreases. The Fund’s options contracts provide:

●	indirect inverse exposure to the share price returns of the Underlying Security,
●	option premiums, and
●	participation in a portion of gains, if any, arising from decreases in the share price of the Underlying Security.

For more information, see sections “The Fund’s Use of Option Contracts,” “Synthetic Covered Put Strategy” and “Synthetic Covered Put Spread Strategy” below.

The Fund’s investment adviser is Tidal Investments LLC (“Tidal” or the “Adviser”).

Why invest in the Fund?

●	The Fund seeks to benefit when the share price of the Underlying Security decreases. The Fund partially participates in gains from any decreases in the share price of the Underlying Security.
●	The Fund seeks to generate weekly cash distributions, which are not dependent on the price depreciation of the Underlying Security.
●	The Fund seeks to manage potential losses (i.e., cap losses if the share price of the Underlying Security experiences significant gains) by purchasing out-of-the-money call options (further described below).

Although the Fund may not fully benefit from decreases in the Underlying Security’s share price, the Fund’s portfolio is designed to generate options premiums.

An Investment in the Fund is not an investment in the Underlying Security. Further, an Investment in the Fund differs from “short selling” or “shorting” the Underlying Security.

●	The Fund partially participates in gains from any decreases in the share price of the Underlying Security.
●	The Fund’s strategy is subject to potential losses if the Underlying Security shares increase in value, which may not be offset by the options premiums received by the Fund or by the purchase of out-of-the-money call options (further described below).
●	The Fund does not invest directly in the Underlying Security.
●	The Fund does not directly short the Underlying Security.
●	Fund shareholders are not entitled to any Underlying Security dividends.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Funds” for more information about option premiums and ROC.

Additional information regarding the Underlying Security is also set forth below.

The Fund’s Use of Option Contracts

As part of the Fund’s synthetic covered put strategy and synthetic covered put spread strategy, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that are based on the share price of the Underlying Security. The Fund may use European FLEX options as well as options that are exercisable at any time (i.e. American style options contracts).

See the “Additional Information About the Fund” section for an overview of put and call option terminology.

Synthetic Covered Put Strategy Overview

In seeking to achieve its investment objective, the Fund will implement a “synthetic covered put” strategy using the standardized exchange-traded and FLEX options. The Fund uses a synthetic put strategy rather than a traditional one, utilizing Treasuries as collateral to potentially achieve higher returns than those of the Underlying Security.

●	A traditional covered put strategy is an investment strategy where an investor (the Fund) sells a put option on an Underlying Security it is short.

●	A synthetic covered put strategy is similar to a traditional covered put strategy in that the investor sells a put option that is based on the value of the Underlying Security. However, in a synthetic covered put strategy, the investor (the Fund) does not actually short the Underlying Security, but rather seeks to synthetically replicate a short position in the Underlying Security (i.e., it seeks inverse exposure to the share price movements of the Underlying Security) through the use of various investment instruments.

The Fund’s synthetic covered put strategy consists of the following four elements, each of which is described in greater detail below:

●	Synthetic short exposure to the Underlying Security, which allows the Fund to seek to participate, on an inverse basis, in changes, up or down, to the price of the Underlying Security’s shares.
●	Covered put strategies, which allows the Fund to generate options premiums.
●	U.S. Treasuries, which are used for collateral for the options, and which also generate income.
●	Out-of-the money (“OTM”) call options, which are purchased to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value.

However, this loss capping works only if the Underlying Security’s share price rises to or above the strike price of the OTM call options that were purchased. If the share price increases but stays below the strike price of these options, the Fund will incur losses proportionate to this price increase.

Synthetic Covered Put Strategy

1. Synthetic Short Exposure

To achieve a synthetic short exposure to the Underlying Security, the Fund may write (sell) the Underlying Security call options and, simultaneously, go long (buy) the Underlying Security put options to try to replicate inverse exposure to the share price movements of the Underlying Security. The put options purchased by the Fund and the call options sold by the Fund will generally have three-month to six-month terms and strike prices that are approximately equal to the then-current share price of the Underlying Security at the time the contracts are purchased and sold, respectively. The Fund uses the proceeds from selling call options to help pay for the purchased put options. The combination of the long put options and sold call options provides the Fund with investment exposure equal to approximately -100% of the Underlying Security’s share price changes for the duration of the applicable options exposure (i.e., the synthetic short position is expected to gain value when the share price of the Underlying Security decreases and to lose value when the share price of the Underlying Security increases).

2. Covered Put Strategies

Covered Put Writing Strategy

As part of its strategy, the Fund will write (sell) put option contracts on the Underlying Security to generate options premiums. The put options written (sold) by the Fund will generally have 1-month or less expiration dates (the “Put Period”) and a strike price that is approximately 0%-15% below the then-current Underlying Security’s share price at the time of such sales.

It is important to note that the sale of the Underlying Security put option contracts will limit the Fund’s participation in decreases in the Underlying Security’s share price. If the share price of the Underlying Security decreases, the above-referenced synthetic short exposure alone would allow the Fund to experience similar percentage gains. However, if the Underlying Security’s share price decreases beyond the strike price of one or more of the sold (short) put option contracts, the Fund will lose money on those short put positions, and the losses will, in turn, limit the gains of the Fund’s synthetic short exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic short exposure to the Underlying Security and the sold (short) Underlying Security put positions) will limit the Fund’s participation in decreases in the Underlying Security’s share price beyond a certain point.

Covered Put Spread Strategy

The Adviser will employ the Covered Put Spread Strategy when it believes it is a better strategy for the Fund as compared to the Covered Put Strategy. The Fund may write (sell) credit put spreads (described below) rather than stand-alone put option contracts to seek greater participation in the potential decline of its Underlying Security’s share price, while still generating net options premiums. The Adviser will primarily employ this covered put spread strategy when it believes that the share price of its Underlying Security is likely to decline significantly in the short term (e.g., following a substantial market rally or overall negative market news). Additionally, the Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit put spreads may prove more advantageous to the Fund’s total return than the covered put strategy.

3. U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered put strategy. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

4. OTM Call Purchasing

The Fund purchases out-of-the-money (OTM) calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value.

OTM call options are a type of options contract where the strike price is set higher than the current market price of the underlying asset, referred to here as the Underlying Security. When the Fund buys these OTM call options, it is essentially setting a fixed price level. This level acts as a cap on the Fund’s potential losses that might arise from its indirect inverse exposure to the share price of the Underlying Security. However, this loss capping works only if the Underlying Security’s share price rises to or above the strike price of the OTM call options that were purchased. If the share price increases but stays below the strike price of these options, the Fund will incur losses proportionate to this price increase.

For example, if the OTM call options have a strike price that is approximately 70% above the then-current share price of the Underlying Security at the time of the call purchase, and the share price of the Underlying Security increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the share price of the Underlying Security increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%.

The Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any income and/or options premiums otherwise generated by the Fund’s investment strategy.

The Fund intends to maintain its synthetic covered put strategy through the use of options contracts. As the options contracts it holds are traded, exercised or expire, it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Weekly Distributions

The Fund seeks to provide weekly cash distributions. The Fund will seek to generate such distributions in the following ways:

●	Writing (selling) put option contracts on the Underlying Security, as described above, to generate options premiums. The option premiums received from such option sales will be primarily influenced by the volatility of the Underlying Security shares, although other factors, including interest rates, will also impact the level of premiums.

●	Investing in short-term U.S. Treasury securities. The income generated by such securities will be influenced by interest rates at the time of investment.

●	In addition, the Fund’s use of the covered put spread strategy may occasionally allow it to capture a substantial portion of any significant decrease in the price of its Underlying Security. When this happens, the Fund could receive profits exceeding the initial cost of the put options, and the Fund’s distributions may include some of those profits.

The Fund’s options premiums will be partially offset (reduced) by the premiums paid for purchasing OTM call options, which are purchased to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value.

Fund Portfolio

Principal Holdings
Portfolio Holdings (All options are based on the value of the Underlying Security)	Investment Terms	Expected Target Maturity	Primary Purpose of Holding
Purchased put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of purchase) to provide exposure to negative price returns of the Underlying Security.

If the share price of the Underlying Security decreases, these options will generate corresponding increases to the Fund.

		3-month to 6-month expiration dates	Combined with the sold call options, creates a synthetic short position on the Underlying Security.
Sold call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of sale).

They are sold to help pay for the purchased put options described above.

However, the sold call option contracts provide exposure to the full extent of any share price increases experienced by the Underlying Security.

		3-month to 6-month expiration dates	Combined with the purchased put options, creates a synthetic short position on the Underlying Security.
Sold (short) put option contracts (Covered Put Writing Strategy)

The strike price is approximately 0%-15% below the then-current share price of the Underlying Security at the time of sale.

They generate current options premiums. However, they also limit some potential positive returns that the Fund may have otherwise experienced.

		1-month or less expiration dates	Generate options premiums for the Fund in the form of premiums, in return for capping the returns of the Fund’s synthetic short position.
Sold (short) put option contracts (Covered Put Spread Strategy)

The strike price is approximately 0%-15% below the then-current share price of the Fund’s Underlying Security at the time of sale.

Sold put option contracts provide inverse exposure to the full extent of any declines in the value experienced by the Fund’s Underlying Security, minus the premium received.

		1-month or less expiration dates	Combined with the purchased put option contract below, generates options premiums for the Fund in the form of net premiums, in return for limiting the returns of the Fund’s synthetic short position.
Purchased put option contracts (Covered Put Spread Strategy)

“out-of-the-money” (i.e., the strike price is below the strike price of the corresponding Covered Put Spread Strategy sold put).

Bought put option contracts provide exposure to the full extent of any declines in the value experienced by the Fund’s Underlying Security below the option’s strike price.

		1-month or less expiration dates	Combined with the Sold (short) put option contracts above, generates options premiums for the Fund in the form of net premiums, in return for limiting the returns of the Fund’s synthetic short position.
U.S. Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

		6-month to 2-year maturities	Collateral for the options positions and some additional income.
Purchased call option contracts (OTM Call Purchasing)

“out-of-the-money” (i.e., the strike price is above the then-current share price of the Underlying Security at the time of purchase).

They limit the Fund’s potential losses if the share price of the Underlying Security experiences significant gains. They represent a cost (debit) that will partially offset (reduce) the net premium received from the sale of the put options.

		1-month to 6-month expiration dates	Limit the maximum loss of the Fund’s synthetic short position.

The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. The combination of these investment instruments provides indirect inverse investment exposure to the share price of the Underlying Security equal to at least 95% of the Fund’s total assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide inverse exposure to the performance of TSLA.

The Fund is classified as “non-diversified” under the 1940 Act.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Tesla, Inc.

Tesla, Inc. is an operating company that designs develops, manufactures, leases and sells high performance fully electric vehicles, solar energy generation systems and energy storage products. Tesla, Inc. operates two segments: (i) automotive and (ii) energy generation and storage. The automotive segment includes the design, development, manufacturing, sales and leasing of electric vehicles as well as sales of automotive regulatory credits. The energy generation and storage segment includes the design, manufacture, installation, sales and leasing of solar energy generation and energy storage products and related services and sales of solar energy systems incentives. Tesla, Inc. is listed on Nasdaq. Per TSLA’s most recent Form 10-K filing, the aggregate market value of voting stock held by non-affiliates of TSLA, as of June 30, 2025, was $892.93 billion.

Tesla, Inc. is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by Tesla, Inc. pursuant to the Exchange Act can be located by reference to the SEC file number 001-34756 through the SEC’s website at www.sec.gov. In addition, information regarding Tesla, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the Underlying Security or other securities of Tesla, Inc. The Fund has derived all disclosures contained in this document regarding Tesla, Inc. from the publicly available documents. In connection with the offering of the securities, none of the Fund, the Trust, the Adviser or their respective affiliates has participated in the preparation of such documents or made any due diligence inquiry with respect to Tesla, Inc. None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding Tesla, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of Tesla, Inc. (and therefore the price of the Fund at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning Tesla, Inc. could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser, the Adviser, or their respective affiliates makes any representation to you as to the performance of the Underlying Security.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH TSLA. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, TSLA.

Moreover, TSLA has not participated in the development of the Fund’s investment strategy. TSLA does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. TSLA does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by TSLA.

None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by Tesla, Inc. or TSLA. All rights in the trademarks are reserved by their respective owners.

Due to the Fund’s investment strategy, the Fund’s economic exposure is inversely related to the industry assigned to TSLA. As of the date of this prospectus, TSLA is assigned to the automobiles industry.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

TSLA Price Appreciation Risk. As part of the Fund’s synthetic covered put strategy, the Fund purchases and sells call and put option contracts that are based on the share price of TSLA common stock. This strategy subjects the Fund to certain of the same risks as if it shorted shares of the Underlying Security, even though it does not. By virtue of the Fund’s indirect inverse exposure to changes in the share price of the Underlying Security, the Fund is subject to the risk that the Underlying Security’s share price increases. If the share price of the Underlying Security increases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. The Fund may also be subject to the following risks:

Indirect Investment in TSLA Risk. Tesla, Inc. is not affiliated with the Trust, the Fund, the Adviser or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence the management of Tesla, Inc. but will be exposed to the performance of the Underlying Security. Investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the Underlying Security, but will be adversely impacted by increases in the share price of the Underlying Security.

Underlying Security Trading Risk. The trading price of the Underlying Security may become less volatile over time, which could have an adverse impact on the Fund’s performance. The Fund’s synthetic covered put strategy is designed to benefit from significant price fluctuations in the Underlying Security. However, if the Underlying Security experiences reduced volatility, it may lead to a decrease in the Fund’s potential returns.

Historically, the Underlying Security’s shares have exhibited substantial price swings, but there is a possibility that market conditions, investor sentiment, or other factors may contribute to decreased volatility in the future. Such reduced volatility could limit the opportunities for the Fund to profit from its credit spread positions, as the strategy relies on price differentials between options with varying strike prices.

It’s important to note that the Fund’s performance is closely tied to the dynamics of the Underlying Security’s share price. As such, any significant reduction in the volatility of the Underlying Security’s share price may present challenges for the Fund’s synthetic covered put strategy and may affect its ability to achieve its investment objectives. Investors should consider this potential risk when evaluating their investment in the Fund.

TSLA Good Performance Risk. Tesla, Inc. may meet or exceed its publicly announced expectations or guidelines regarding its business, which could potentially lead to a rise in the share price of the Underlying Security. Tesla, Inc. regularly provides guidance concerning its anticipated financial and business performance, including sales and production projections, future revenues, gross margins, profitability, and cash flows. However, forecasting future events and identifying key factors affecting business conditions inherently involves uncertainty. Tesla, Inc.’s guidance may ultimately prove accurate or may prove underestimated, as it relies on assumptions such as global and local economic conditions, anticipated production and sales volumes, average sales prices, supplier and commodity costs, and planned cost reductions. If Tesla, Inc.’s guidance is accurate or varies positively from actual results, TSLA’s share price could increase significantly and, as a result, the Fund may suffer significant losses.

Increased Electric Vehicle Consumer Adoption Risk. Tesla may experience substantial growth if consumer demand for electric vehicles continues to expand. Deviations from expected market developments, be it accelerated growth, shifts in demand, or heightened electric vehicle adoption, could present advantageous conditions for Tesla, Inc.’s business. These conditions might bolster its market position, enhance overall prospects, strengthen financial stability, and improve operational performance. Despite having fewer resources and production capabilities compared to established competitors with traditional internal combustion engine offerings, Tesla, Inc. appears poised to benefit from the expanding electric vehicle sector. As electric vehicles currently constitute a smaller fraction of the overall vehicle market, Tesla, Inc. appears well-positioned to capitalize on factors such as shifting consumer preferences, increased competition from alternative fuel vehicles, and supportive government policies and incentives. Furthermore, Tesla, Inc. competes in a dynamic demographic landscape where innovation and differentiation play key roles. In a sector marked by cyclical sales patterns, Tesla, Inc. has the potential to navigate these trends adeptly, seizing opportunities during market upswings and maintaining resilience during downturns, ultimately contributing to its long-term success, all of which could significantly increase the share price of TSLA’s common stock. As a result, the Fund may suffer significant losses.

Inverse Auto Manufacturers Industry Risk. The automotive industry may present continued opportunities for Tesla, Inc.’s business operations. This sector is known for its cyclicality, but Tesla, Inc. may be able to leverage its innovative approaches to minimize the impact of periodic operating losses. Labor disputes, fluctuations in component prices, and supplier disruptions, often encountered by traditional automakers, may be less pronounced for Tesla, Inc. due to its unique production and supply chain strategies. Tesla’s investments in cutting-edge automotive technologies, such as autonomous vehicles, may indeed require substantial capital, but they hold the potential for long-term profitability. Additionally, Tesla, Inc.’s nimble approach allows it to respond swiftly to government policies and regulations, potentially aligning its strategies with favorable incentives. While many established automotive manufacturers are diversified, Tesla, Inc.’s focused product line and growing customer base may enable it to effectively navigate industry dynamics and capitalize on factors that can drive its sustained success, all of which could significantly increase the share price of TSLA’s common stock. As a result, the Fund may suffer significant losses.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the Underlying Security and the Fund’s portfolio of derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of TSLA. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain its synthetic covered put strategy through the use of options contracts, as the options contracts it holds are traded, exercised or expire, it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of put option contracts, which limits the degree to which the Fund will benefit from decreases in value experienced by TSLA over the Put Period. This means that if TSLA experiences a decrease in value below the strike price of the sold put options during a Put Period, the Fund will likely not experience that increase to the same extent and any Fund gains may significantly differ from the level of TSLA losses over the Put Period. Additionally, because the Fund is limited in the degree to which it will participate in decreases in value experienced by TSLA over each Put Period, but has significant negative exposure to any increases in value experienced by TSLA over the Put Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the inverse of the performance of TSLA. The Fund’s ability to benefit from TSLA losses will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put option contracts and will vary from Put Period to Put Period. The value of the options contracts is affected by changes in the value and dividend rates of TSLA, changes in interest rates, changes in the actual or perceived volatility of TSLA and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of TSLA changes and time moves towards the expiration of each Put Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly inversely correlate on a day-to-day basis with the returns of TSLA. The amount of time remaining until the options contract’s expiration date affects the impact that the value of the options contracts have on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the TSLA will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than the inverse of the changes experienced by TSLA.

Purchased OTM Call Options Risk. The Fund’s strategy is subject to potential losses if the Underlying Security shares increase in value, which may not be offset by the purchase of out-of-the-money (OTM) call options. The Fund purchases OTM calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Underlying Security if it appreciates significantly in value. However, the OTM call options will cap the Fund’s losses only to the extent that the share price of the Underlying Security increases to a price that is at or above the strike price of the purchased OTM call options. Any increase in the share price of the Underlying Security to a price that is below the strike price of the purchased OTM call options will result in a corresponding loss for the Fund. For example, if the OTM call options have a strike price that is approximately 70% above the then-current share price of the Underlying Security at the time of the call purchase, and the share price of the Underlying Security increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the share price of the Underlying Security increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%. Notwithstanding the foregoing, if the OTM call options have a strike price that is approximately 100% above the then-current share price of the Underlying Security at the time of the call option purchase, and the share price of the Underlying Security increases by at least 100% during the term of the purchased OTM call options, the Fund will lose all its value. Lastly, the Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any options premiums otherwise generated by the Fund’s investment strategy.

Distribution Risk. The Fund seeks to provide weekly distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing (selling) strategy will impact the extent that the Fund participates in the price decreases of TSLA and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money put options having a one-month term, the Fund’s participation in the negative price returns of TSLA will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of any negative price returns of TSLA, or the Fund may even lose money, even if the TSLA share price has decreased by at least that much over such period, if during any month over that period TSLA’s share price decreased by less than 7%. This example illustrates that both the Fund’s participation in the negative price returns of TSLA and its returns will depend not only on the price of TSLA but also on the path that TSLA takes over time.

Covered Put Spread Strategy Risk. The path dependency of the Fund’s Covered Put Spread Strategy will impact the extent to which the Fund participates in the price decreases of the Underlying Security and, in turn, the Fund’s returns, both during the term of the put spreads and over longer time periods. If, for example, each month the Fund were to sell a put spread where the written put option is 7% out-of-the-money and the purchased put option is 15% out-of-the-money, the Fund’s participation in the negative price returns of the Underlying Security will be limited beyond the strike price of the purchased put option. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of any negative price returns of the Underlying Security, or the Fund may even lose money, even if the Underlying Security’s share price has decreased by at least that much over such period, if during any month over that period the Underlying Security’s share price decreased by less than 7%. This example illustrates that both the Fund’s participation in the negative price returns of the Underlying Security and its returns will depend not only on the price of the Underlying Security but also on the path that the Underlying Security takes over time. Additionally, because the strategy involves purchasing a put option to offset the short put position, the net premium collected is reduced compared to a standalone put-writing strategy, potentially limiting the options premiums generated and further constraining the Fund’s returns in certain market conditions.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single reference security as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as TSLA’s common stock, being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. These costs, in turn, could decrease the value of the Fund or of its distributions, if any. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from realizing gains or achieving a high correlation with the inverse of TSLA. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (TSLA), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 36.87% for the quarter ended March 31, 2025 and the lowest quarterly return was -24.76% for the quarter ended September 20, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception May 1, 2024
Return Before Taxes	-14.68%	-41.15%
Return After Taxes on Distributions	-14.68%	-43.46%
Return After Taxes on Distributions and Sale of Fund Shares	-8.69%	-29.53%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	22.06%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.